EXHIBIT 23(a)




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Cousins Properties Incorporated's previously filed Registration Statements File No. 33-41927, 33-56787 and 33-60350.



                                         ARTHUR ANDERSEN LLP





Atlanta, Georgia
March 27, 1995